UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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ATOSSA GENETICS INC.
(Name of Registrant as Specified In Its Charter)

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Atossa Genetics Inc.

107 Spring Street

Seattle, Washington 98104

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 16, 2019

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Atossa Genetics Inc., a Delaware corporation (the “Company”), which will be held on May 16, 2019, at 1:00 p.m. Pacific time, at the offices of Atossa Genetics Inc., 107 Spring Street, 5th Floor, Room A, Seattle, Washington, 98104. Only stockholders of record who held common stock at the close of business on the record date, April 11, 2019 (the “Record Date”), may attend and vote at the Annual Meeting, including any adjournment or postponement thereof.

At the Annual Meeting, you will be asked to consider and vote upon: (1) the election of two Class I directors named in the Proxy Statement; (2) the ratification of the selection of BDO USA LLP (“BDO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2019; (3) the approval of the 2019 amendments to the Atossa Genetics Inc. 2010 Stock Option and Incentive Plan (the “Plan”) and to increase authorized shares under the Plan by 3,600,000 shares; (4) an advisory (non-binding) vote on the Company’s executive compensation; (5) an advisory (non-binding) vote on the frequency of future advisory votes on executive compensation; and (6) the transaction of any other business that may properly come before the meeting or any adjournment thereof.

No other items of business are expected to be considered at the meeting and no other director nominees will be entertained, pursuant to the Company’s Bylaws. The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. After careful consideration, our Board of Directors has unanimously approved the proposals and recommends that you vote FOR each nominee and FOR each other proposal. After reading the Proxy Statement, please mark, date, and sign and return the enclosed proxy card in the accompanying reply envelope to ensure receipt by our tabulator. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON. Stockholders of record on the record date may also vote on-line or by phone by following the instructions contained in the accompanying Proxy Statement.

A copy of the Atossa Genetics Inc. 2018 Annual Report has been mailed with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Steven C. Quay, M.D., Ph.D.

Chairman of the Board, President and

Chief Executive Officer

April 11, 2019

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING AND IF YOU ARE A STOCKHOLDER OF RECORD ON THE RECORD DATE YOU MAY VOTE ON-LINE OR VIA THE PHONE. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY CARD ISSUED IN YOUR NAME FROM THAT INTERMEDIARY.

107 Spring Street
Seattle, Washington 98104

PROXY STATEMENT FOR
2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON May 16, 2019

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Atossa Genetics Inc. (“Atossa” or the “Company”) for use at the Company’s 2019 Annual Meeting of Stockholders, to be held at the offices of Atossa Genetics Inc., 107 Spring Street, 5th Floor, Room A, Seattle, Washington, 98104, on May 16, 2019, at 1:00 p.m. Pacific time. This Proxy Statement and the accompanying form of proxy will be mailed to our stockholders on or about April 16, 2019. Unless otherwise indicated herein, this Proxy Statement speaks as of the close of business on April 11, 2019, which is the record date for the annual meeting (the “Record Date”).

For a proxy to be effective, it must be properly executed and received prior to the annual meeting. Each proxy properly tendered will, unless otherwise directed by the stockholder, be voted for the proposals and nominees described in this Proxy Statement and at the discretion of the proxy holder(s) with regard to all other matters that may properly come before the meeting.

The Company will pay all of the costs of soliciting proxies. We will provide copies of this Proxy Statement, notice of annual meeting and accompanying materials to brokerage firms, fiduciaries and custodians for forwarding to beneficial owners and will reimburse these persons for their costs of forwarding these materials. Our directors, officers and employees may also solicit proxies by telephone, facsimile, or personal solicitation; however, we will not pay them additional compensation for any of these services.

Only holders of record of our common stock (“common stock”) at the close of business on the Record Date are entitled to notice of and to vote at the annual meeting. On the Record Date, there were a total of 9,124,447 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote on all matters to be voted upon at the annual meeting. Holders of common stock do not have the right to cumulative voting in the election of directors. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock on the Record Date will constitute a quorum for the transaction of business at the annual meeting and any adjournment thereof.

Persons who hold shares of Atossa common stock directly on the Record Date and not through a broker, bank or other financial institution (“record holders”) may vote by the following methods:

●	Vote by proxy - You may complete, sign and return a proxy card;

●	Vote by attendance - You may attend the annual meeting in person and vote at the meeting.

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Proxy Vote by Internet - You may use the Internet to transmit your voting instructions up until 9:00 a.m. Pacific Daylight Time on May 16, 2019 by going to the website http://www.AALvote.com/ATOS. Please have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

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Proxy Vote by Phone - You may use any touch-tone telephone to transmit your voting instructions up until 9:00 a.m. Pacific Daylight Time on May 16, 2019 by calling the toll-free number 1-866-804-9616. Have your proxy card in hand when you call and then follow the instructions.

Persons who hold shares of Atossa common stock indirectly on the Record Date through a brokerage firm, bank or other financial institution (“beneficial holders”) must return a voting instruction form to have their shares voted on their behalf. Brokerage firms, banks or other financial institutions that do not receive voting instructions from beneficial holders may either vote these shares on behalf of the beneficial holders or return a proxy leaving these shares un-voted (a “broker non-vote”).

Abstentions and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast on a given proposal. The required vote for each of the proposals expected to be acted upon at the annual meeting is described below:

Proposal No. 1 — Election of directors. Directors are elected by a plurality, with the nominees obtaining the most votes being elected. Because there is no minimum vote required, abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome.

Proposal No. 2 — Ratification of selection of independent registered public accounting firm. This proposal must be approved by a majority of the shares present in person or represented by proxy and entitled to vote on the proposal. As a result, abstentions will have the same effect as voting against the proposal and broker non-votes will have no effect on the vote outcome.

Proposal No. 3 — Approval of the 2019 amendment to the Atossa Genetics Inc. 2010 Stock Option and Incentive Plan and to increase the authorized shares under the Plan by 3,600,000 shares. This proposal must be approved by a majority of the shares present in person or represented by proxy and entitled to vote on the proposal. As a result, abstentions will have the same effect as voting against the proposal and broker non-votes will have no effect on the vote outcome.

Proposal No. 4 — Advisory (non-binding) vote on executive compensation.  This advisory proposal will be approved if a majority of the shares present in person or represented by proxy and entitled to vote on the proposal are voted in favor of the proposal. As a result, abstentions will have the same effect as voting against the proposal and broker non-votes will have no effect on the vote outcome.

Proposal No. 5 — Advisory (non-binding) vote on frequency of say-on-pay votes.  This advisory vote provides a choice among three frequency periods for future advisory votes on executive compensation (so-called, “say-on-pay” votes). The frequency period that receives the most votes (every one, two or three years) will be deemed to be the recommendation of the stockholders. As a result, any shares that are not voted, whether by abstention, broker non-votes or otherwise, will not affect the outcome of this proposal, except to the extent that the failure to vote for a particular frequency period may result in another frequency period receiving a larger proportion of the votes cast.

We encourage you to vote by returning your proxy or voting instruction form or if you are a record holder by voting on-line or via phone. By voting in advance of the meeting, this ensures that your shares will be voted and reduces the likelihood that the Company will be forced to incur additional expenses soliciting proxies for the annual meeting. Any record holder of our common stock may attend the annual meeting in person and may revoke the enclosed form of proxy at any time by:

●	executing and delivering to the corporate Secretary a later-dated proxy (not by internet or phone);

●	delivering a written revocation to the corporate Secretary before the meeting; or

●	voting in person at the annual meeting.

Beneficial holders of our common stock who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution for information on how to do so. Beneficial holders who wish to attend the annual meeting and vote in person should contact their brokerage firm, bank or other financial institution holding shares of Atossa on their behalf in order to obtain a “legal proxy,” which will allow them to both attend the meeting and vote in person. Without a legal proxy, beneficial holders cannot vote at the annual meeting because their brokerage firm, bank or other financial institution may have already voted or returned a broker non-vote on their behalf.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Certificate of Incorporation of the Company provides that the Board is to be divided into three classes as nearly equal in number as reasonably possible, with directors in each class serving three-year terms. The total Board size is currently fixed at six directors. Currently, the Class I directors (whose terms expire at the 2019 annual meeting of stockholders) are Steven C. Quay, M.D., Ph.D., and Gregory L. Weaver. The Class II directors (whose terms expire at the 2020 annual meeting of stockholders) are Stephen J. Galli, M.D., and Richard I. Steinhart. The Class III directors (whose terms expire at the 2021 annual meeting of stockholders) are Shu-Chih Chen, Ph.D., and H. Lawrence Remmel, Esq. Class I directors elected at the annual meeting will hold office until the 2022 annual meeting of stockholders and until their successors are elected and qualified, unless they resign or their seats become vacant due to death, removal, or other cause in accordance with the Bylaws of the Company.

As described below, the Board has nominated Steven C. Quay, M.D., Ph.D., and Gregory L. Weaver for reelection as Class I directors at the annual meeting. Both nominees have indicated their willingness to serve if elected. Should either of the nominees become unavailable for election at the annual meeting, the persons named on the enclosed proxy as proxy holders may vote all proxies given in response to this solicitation for the election of a substitute nominee chosen by the Board.

Nomination of Directors

The Nominating and Governance Committee, which acts as the Company’s nominating committee, reviews and recommends to the Board potential nominees for election to the Board. In reviewing potential nominees, the Nominating and Governance Committee considers the qualifications of each potential nominee in light of the Board’s existing and desired mix of experience and expertise. Specifically, the Nominating and Governance Committee considers each potential nominee’s personal and professional ethics, integrity and values, business acumen, interest in the Company and commitment to representing the long-term interests of the stockholders. The Nominating and Governance Committee also seeks to have a Board that encompasses a range of talents, ages, skills, diversity, and expertise sufficient to provide sound and prudent oversight with respect to the operations and interests of the business. These criteria are set forth in our Corporate Governance Guidelines, a copy of which is available on our website at www.atossagenetics.com/investors/governance-documents.

After reviewing the qualifications of potential Board candidates, the Nominating and Governance Committee presents its recommendations to the Board, which selects the final director nominees. Upon the recommendation of the Nominating and Governance Committee, the Board nominated Steven C. Quay, M.D., Ph.D., and Gregory L. Weaver for reelection as Class I directors. The Company did not pay any fees to any third parties to identify or assist in identifying or evaluating nominees for the annual meeting.

The Nominating and Governance Committee considers stockholder nominees using the same criteria set forth above. Stockholders who wish to present a potential nominee to the Nominating and Governance Committee for consideration for election at a future annual meeting of stockholders must provide the Nominating and Governance Committee with notice of the nomination and certain information regarding the candidate within the time periods set forth below under the caption “Stockholder Proposals.”

Although the Nominating and Governance Committee may consider whether nominees assist in achieving a mix of Board members that represents a diversity of background and experience, which is not only limited to race, gender or national origin, we have no formal policy regarding board diversity.

Nominees and Incumbent Directors

The Nominating and Governance Committee has recommended, and the Board has nominated, Steven C. Quay, M.D., Ph.D., and Gregory L. Weaver to be reelected Class I directors at the annual meeting. The following table sets forth the following information for these nominees and the Company’s continuing directors: the year each was first elected a director of the Company; their respective ages as of the date of filing of this Proxy Statement; the positions currently held with the Company; the year their current term will expire; and their current class.

Nominee/Director Name and Year First Became a Director	Age	Position(s) with the Company	Year Current Term Expires	Current Director Class
Nominees for Class III Directors:
Steven C. Quay, M.D., Ph.D. (2009)	68	Chairman of the Board of Directors, President and Chief Executive Officer	2019	I
Gregory L. Weaver (2013)	62	Director	2019	I

Continuing Directors:
Stephen J. Galli, M.D. (2011)	72	Director	2020	II
Richard I. Steinhart (2014)	61	Director	2020	II
Shu-Chih Chen, Ph.D. (2009)	57	Director	2021	III
H. Lawrence Remmel, Esq. (2012)	67	Director	2021	III

Class I Directors Nominated for Election

The following persons have been nominated by the Board to be elected as Class I directors at the 2019 annual meeting.

Steven C. Quay, M.D., Ph.D. Dr. Quay has served as Chief Executive Officer, President and Chairman of the Board of Directors of the Company since the Company was incorporated in April 2009. Dr. Quay is certified in Anatomic Pathology with the American Board of Pathology, completed both an internship and residency in anatomic pathology at Massachusetts General Hospital, a Harvard Medical School teaching hospital, and is a former faculty member of the Department of Pathology, Stanford University School of Medicine. Dr. Quay is a named inventor on 87 U.S. patents, 130 pending U.S. patent applications, and is named inventor on patents covering five pharmaceutical products that have been approved by the U.S. Food and Drug Administration. Dr. Quay received an M.D. in 1977 and a Ph.D. in 1975 from the University of Michigan. He received his B.A. degree in biology, chemistry and mathematics from Western Michigan University in 1971. He was selected to serve on the Company’s Board of Directors because of his role as a founder of the Company, as well as his qualifications as a physician and the principal researcher overseeing the clinical and regulatory development of the Company’s pharmaceutical programs.

Gregory L. Weaver. Mr. Weaver has served as a director of the Company since October 2013. Mr. Weaver currently serves as Chief Financial Officer of Eloxx Pharmaceuticals, Inc. (Nasdaq: ELOX) a publicly traded biotech company. Mr. Weaver previously served as the Chief Financial Officer of the following publicly traded biotech companies: From October 2015 to August 2017 with ProMetic Life Sciences; from January to October 2015 with Oryzon Genomics; from August 2013 to October 2014 with Fibrocell Sciences, and from June 2011 to July 2013 with Celsion. Mr. Weaver received his undergraduate degree in finance from Trinity University and his MBA from Boston College. Mr. Weaver has been selected to serve on the Company’s Board of Directors because of his qualifications as a business executive and audit committee financial expert, and his current and prior experience as a Chief Financial Officer, director and committee member of public companies. From 2014 to January 2019, Mr. Weaver served on the board of directors of Egalet Corp., a publicly traded biotech company, and from September 2014 to January 2015 on the board of directors of Oryzon Genomics, a publicly traded biotech company.

Class II Directors Continuing in Office Until 2020

Stephen J. Galli, M.D. Dr. Galli has served as a director of the Company since July 2011. Dr. Galli has been a Professor of Pathology and of Microbiology & Immunology and the Mary Hewitt Loveless, M.D., Professor, Stanford University School of Medicine, Stanford, California since February 1999. He served as Chair of the Department of Pathology at Stanford University School of Medicine from 1999 to 2016. Before joining Stanford, he was on the faculty of Harvard Medical School. He holds 14 U.S. patents and has over 400 publications. He is past president of the American Society for Investigative Pathology, past president of the Collegium Internationale Allergologicum, and current president of the Pluto Club (Association of University Pathologists). In addition to receiving several awards for his research, he was recognized with the 2010 Stanford University President’s Award for Excellence through Diversity for his recruitment and support of women and underrepresented minorities at Stanford University. He received his B.A. degree in biology, magna cum laude, from Harvard College in 1968 and his M.D. degree from Harvard Medical School in 1973 and completed a residency in anatomic pathology at the Massachusetts General Hospital in 1977. Dr. Galli has been selected to serve on the Company’s Board of Directors because of his qualifications as a professor and physician, and his specialized expertise as a pathologist.

Richard I. Steinhart. Mr. Steinhart has served as a director of the Company since March 2014. Mr. Steinhart is currently the Vice President and Chief Financial Officer of BioXcel Therapeutics, Inc. From October 2015 to June 2017, he was Vice President and Chief Financial Officer of Remedy Pharmaceuticals, Inc. a privately held pharmaceuticals company. From January 2014 until he joined Remedy Pharmaceuticals, Mr. Steinhart acted as an independent financial consultant to the Biotechnology and Medical Device Industries. From April 2006 to December 2013, Mr. Steinhart was an executive at MELA Sciences, Inc., most recently serving as its Senior Vice President, Chief Financial Officer, Treasurer and Secretary. From 1992 to 2006, Mr. Steinhart was Managing Director at Forest St. Capital/SAE Ventures. Earlier, he served as Vice President and Chief Financial Officer at Emisphere Technologies from 1991 to 1992 and as General Partner and Chief Financial Officer of CW Group Inc. Mr. Steinhart is a Member of the Board of Directors of Actinium Pharmaceuticals where he is Chairman of the Audit Committee and a member of the Compensation Committee. From 2004 to 2012, Mr. Steinhart was a Member of the Board of Directors of Manhattan Pharmaceuticals and was Chairman of the Audit Committee. Mr. Steinhart received his B.B.A. and M.B.A. degrees from Pace University. Mr. Steinhart has been selected to serve on the Company's Board of Directors because of his qualifications as a business executive and audit committee financial expert, and his prior experience as a Chief Financial Officer, director and committee member of public companies.

Class III Directors Continuing in Office Until 2021

 Shu-Chih Chen, Ph.D. Dr. Chen has served as a director since April 2009. She was a founder of the Company and served as Chief Scientific Officer of the Company since it was incorporated in April 2009 through August 2014. She was an Associate Professor at National Yang Ming University, Taipei, Taiwan, and served as the principal investigator of an NIH RO1 grant studying tumor suppression by gap junction protein connexin 43 at the Department of Molecular Medicine at Northwest Hospital, Seattle, WA. She has two issued U.S. patents and 20 pending U.S. patent applications related to cancer therapeutics. Dr. Chen received her Ph.D. degree in microbiology and public health from Michigan State University in 1992 and has published extensively on molecular oncology. She received her B.S. degree in medical technology from National Yang Ming University, Taipei, Taiwan in 1984. Dr. Chen was selected to serve on the Company’s Board of Directors because of her role as a founder of the Company and her qualifications in medical technology and as a professor and researcher in the field of cancer therapeutics.

H. Lawrence Remmel, Esq. Mr. Remmel has served as a director of the Company since February 2012. He is currently a partner of the law firm Pryor Cashman LLP, located in New York City, where he chairs the Banking and Finance practice group. Mr. Remmel joined Pryor Cashman in 1988. His practice includes corporate and banking financings, issues relating to the Investment Company Act of 1940, and intellectual property and licensing issues, in particular in the biotechnology and biocosmeceutical areas. Mr. Remmel served on the Board of Advisors of CytoDel, LLC, an early stage bio-pharmaceutical company developing products for bio-defense, neuronal drug delivery, and musculoskeletal and aesthetic medicine. In February 2018, he became a director of CytoDel, Inc., the successor to CytoDel LLC. In March 2019 he became a director of Aufbau Holdings Limited, an Irish limited company, developing therapeutics in ophthalmology and other areas. He was an associate of the law firm Reboul, MacMurray, Hewitt, Maynard & Kristol from 1984 to 1988, and began his legal career at Carter, Ledyard & Milburn, where he was an associate from 1979 to 1984. He was admitted to the New York bar in 1980 and is a member of the New York State Bar Association. He received his J.D. from the Washington & Lee University School of Law in 1979 and his B.A. from Princeton University in 1975. He currently is a doctoral candidate in the Graduate School of Life Sciences of the University of Utrecht, in the Department of Clinical and Translational Oncology, with a thesis project in hyperplasia and early stage breast cancer. Mr. Remmel has been selected to serve on the Company’s Board of Directors because of his substantial experience as a corporate attorney advising biotechnology companies and his familiarity with the fiduciary duties and the regulatory requirements affecting publicly traded companies.

Vote Required

The two nominees who receive the greatest number of affirmative votes of the shares present in person or by proxy will be elected as Class I directors. Any shares that are not voted, whether by abstention, broker non-votes or otherwise, will not affect the election of directors.

Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then FOR the election of all nominees named in this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE NOMINEES IDENTIFIED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Our Audit Committee has selected BDO USA LLP (“BDO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2019, and has further directed that we submit the selection of BDO for ratification by our stockholders at the annual meeting.

The Company is not required to submit the selection of our independent registered public accounting firm for stockholder approval. However, if the stockholders do not ratify this selection, the Audit Committee will reconsider its selection of BDO. Even if the selection is ratified, our Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that the change would be in the best interests of the Company.

The Audit Committee reviews and pre-approves all audit and non-audit services performed by its independent registered public accounting firm, as well as the fees charged for such services. All fees incurred in fiscal 2018 for services rendered by BDO were approved in accordance with these policies. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on the auditor’s independence. The Audit Committee has determined that services performed by BDO in the fiscal year ended December 31, 2018 were compatible with maintaining the auditor’s independence. Additional information concerning the Audit Committee and its activities can be found in the following sections of this Proxy Statement: “Board Committees” and “Report of the Audit Committee.”

BDO has audited our annual financial statements as of December 31, 2018 and 2017. Representatives of BDO are expected to be present at the annual meeting in person or by telephone, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

Fees for Independent Registered Public Accounting Firm

The following is a summary of the fees billed to the Company by BDO for professional independent audit services rendered for the fiscal years ended December 31, 2018 and 2017. These fees are for work invoiced in the fiscal years indicated.

	2018	2017
Audit Fees:
Consists of fees billed for audit of our annual financial statements and the review of the financial statements included in our quarterly reports on Form 10-Q, and services that are normally provided by BDO in connection with statutory and regulatory filings or engagements for that fiscal year including comfort letters, consents and expenses.	$228,647	$234,040
Total All Fees	$228,647	$234,040

Vote Required

Ratification of the selection of the independent registered public accounting firm requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal. Abstentions will have the same effect as voting against the proposal. Because broker non-votes are not counted as votes for or against this proposal, they will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

PROPOSAL NO. 3

TO APPROVE THE 2019 AMENDMENTS TO THE ATOSSA GENETICS INC 2010 STOCK OPTION

AND INCENTIVE PLAN AND TO INCREASE THE NUMBER OF SHARES

AUTHORIZED FOR ISSUANCE UNDER THE PLAN BY 3,600,000

At the Annual Meeting, you are being asked to approve an amendment to increase the number of shares authorized for issuance under the 2010 Stock Option and Incentive Plan (the “2010 Plan”) by 3,600,000 shares to a total of 4,616,451 shares authorized for issuance under the Plan and to approve certain other amendments to the Plan as explained below.

Initially, the total number of shares of common stock available for issuance under the 2010 Plan was 5,556 shares (or 1,000,000 shares prior to the reverse stock-splits in August 2016 and April 2018). As of January 1, 2012 and each January 1 thereafter, the number of shares of common stock reserved and available for issuance under the 2010 Plan has been cumulatively increased by 4% of the number of shares of common stock issued and outstanding on the immediately preceding December 31.

On January 13, 2019, the Board approved amendments of the Plan, subject to shareholder approval, to increase the number of shares of common stock authorized for issuance under the Plan by 3,600,000 shares, to a total of 4,616,451 shares and to make other changes to the Plan as explained in this Proposal No. 3. The Board adopted these amendments because it believes that:

●	additional shares are necessary to attract new employees and executives;

●	additional shares are needed to further the goal of retaining and motivating existing personnel; and

●	the issuance of options to employees is an integral component of the Company’s compensation policy.

As of March 25, 2019, options covering 780,021 shares of common stock with a weighted average exercise price of $9.86 and a weighted average remaining term of 8.96 years were outstanding under the 2010 Plan. There remained available for future grant 236,430 shares of common stock under the 2010 Plan as of March 25, 2019. Assuming adoption of this Proposal No. 3, there will be a total of approximately 3,836,430 million shares available for issuance under the 2010 Plan, which equals approximately 26.28% of the fully diluted common stock outstanding on March 25, 2019 including convertible preferred stock and common stock issuable upon exercise of outstanding options and warrants as of March 25, 2019. As of the Record Date, 3,100,000 stock options have been granted under the Plan that are contingent upon the share increase for which shareholder approval is sought under this Proposal No. 3.

Shares subject to outstanding awards may be returned to the 2010 Plan as a result of cancellations or expiration of awards.

A summary of the 2019 amendments to the 2010 Plan that the stockholders are being asked to approve under this Proposal 3 is as follows:

●	Increase in authorized shares as described above
●	Conforming tax law changes, including the deletion of Section 12. Performance Based Awards to Covered Employees
●	Modification of the overall limitation on options granted to any one individual to not exceed 20,000,000 shares
●	Modification of the limitations on options granted to any one individual to not exceed 2,500,000 shares per year

Summary of the 2010 Plan

General. The purpose of the 2010 Plan is to enhance the long-term stockholders’ value of the Company by offering opportunities to eligible individuals to participate in the growth in value of the equity of the Company. The 2010 Plan provides for the grant of equity-based awards to employees, officers, non-employee directors and other key persons providing services to the Company. Awards of incentive options may be granted under the 2010 Plan until September 2020. No other awards may be granted under the 2010 Plan after the date that is 10 years from the date of stockholder approval.

Plan Administration. The 2010 Plan may be administered by the full Board or the Compensation Committee. It is the current intention of the Company that the 2010 Plan be administered by the Compensation Committee. The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2010 Plan. The Compensation Committee may delegate to our Chief Executive Officer the authority to grant stock options to employees who are not subject to the reporting and other provisions of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and not subject to Section 162(m) of the Code, subject to certain limitations and guidelines.

Eligibility. Persons eligible to participate in the 2010 Plan will be those full or part-time officers, employees, non-employee directors and other key persons (including consultants and prospective officers) of the Company and its subsidiaries as selected from time to time by the Compensation Committee in its discretion.

Plan Limits. Initially, the total number of shares of common stock available for issuance under the 2010 Plan is 5,556 shares (or 1,000,000 shares prior to the reverse stock-splits in August 2016 and April 2018). As of January 1, 2012 and each January 1 thereafter, the number of shares of common stock reserved and available for issuance under the 2010 Plan will be cumulatively increased by 4% of the number of shares of common stock issued and outstanding on the immediately preceding December 31.

Stock Options. The 2010 Plan permits the granting of (i) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code, and (ii) options that do not so qualify. Options granted under the 2010 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and key persons. The option exercise price of each option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be the last reported sale price of the shares of common stock on the NASDAQ Capital Market on the date of grant. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Compensation Committee and may not exceed 10 years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee. In general, unless otherwise permitted by the Compensation Committee, no option granted under the 2010 Plan is transferable by the optionee other than by will or by the laws of descent and distribution, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee for at least six months or were purchased in the open market. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Compensation Committee may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. The Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine. Stock appreciation rights entitle the recipient to shares of common stock equal to the value of the appreciation in the stock price over the exercise price. The exercise price is the fair market value of the common stock on the date of grant. The term of a stock appreciation right will be fixed by the Compensation Committee and may not exceed 10 years.

Restricted Stock. The Compensation Committee may award shares of common stock to participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified restricted period.

Restricted Stock Shares. The Compensation Committee may award restricted stock shares to any participants. Restricted stock shares are generally payable in the form of shares of common stock, although restricted stock shares granted to the Chief Executive Officer may be settled in cash. These shares may be subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with the Company through a specified vesting period. In the Compensation Committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Compensation Committee and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Adjustments for Stock Dividends, Stock Splits, Etc. The 2010 Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of common stock that are subject to the 2010 Plan, to certain limits in the 2010 Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding. Participants in the 2010 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Subject to approval by the Compensation Committee, participants may elect to have the minimum tax withholding obligations satisfied by authorizing the Company to withhold shares of common stock to be issued pursuant to the exercise or vesting.

Amendments and Termination. The Board of Directors of the Company may at any time amend or discontinue the 2010 Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the NASDAQ Capital Market rules, any amendments that materially change the terms of the 2010 Plan will be subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the 2010 Plan qualifies as performance-based compensation under Section 162(m) of the Code.

Federal Income Tax Consequences of Options and Stock Awards under the Plan

THE FOLLOWING IS A GENERAL SUMMARY OF THE TYPICAL FEDERAL INCOME TAX CONSEQUENCES UNDER CURRENT LAW OF THE ISSUANCE AND EXERCISE OF OPTIONS OR AWARDS OF RESTRICTED STOCK UNDER THE PLAN. IT DOES NOT DESCRIBE STATE OR OTHER TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS, GRANT OF RESTRICTED STOCK OR GRANT OF RESTRICTED STOCK UNITS.

Options. The grant of an incentive stock option has no federal income tax effect on the optionee. Upon exercise, the optionee does not recognize income for “regular” tax purposes. However, the excess of the fair market value of the stock subject to an option over the exercise price of such option (the “option spread”) is includible in the optionee’s “alternative minimum taxable income” for purposes of the alternative minimum tax. If the optionee does not dispose of the stock acquired upon exercise of an incentive stock option until more than two years after the option grant date and more than one year after exercise of the option, any gain upon sale of the shares will be a long-term capital gain. If shares are sold or otherwise disposed of before both of these periods have expired (a “disqualifying disposition”), the option spread at the time of exercise of the option (but not more than the amount of the gain on the sale or other disposition) is ordinary income in the year of such sale or other disposition. If gain on a disqualifying disposition exceeds the amount treated as ordinary income, the excess is taxable as capital gain (which will be long-term capital gain if the shares have been held more than one year after the date of exercise of the option). The Company is not entitled to a federal income tax deduction in connection with incentive stock options, except to the extent that the optionee has taxable ordinary income on a disqualifying disposition (unless limited by Section 162(m) of the Internal Revenue Code).

The grant of a nonstatutory option has no federal income tax effect on the optionee. Upon the exercise of a nonstatutory option, the optionee has taxable ordinary income (and the Company is entitled to a corresponding deduction unless limited by Section 162(m) of the Internal Revenue Code) equal to the option spread on the date of exercise. Upon the disposition of stock acquired upon exercise of a nonstatutory option, the optionee recognizes either long-term or short-term capital gain or loss, depending on how long such stock was held, on any difference between the sale price and the exercise price, to the extent not recognized as taxable income on the date of exercise. The Company may allow nonstatutory options to be transferred subject to conditions and restrictions imposed by the Administrator; special tax rules may apply on such a transfer.

In the case of both incentive stock options and nonstatutory options, special federal income tax rules apply if the Company’s common stock is used to pay all or part of the option price.

Stock Awards. Upon receipt of a stock award, a recipient generally has taxable income in the amount of the excess of the then fair market value of the common stock over any consideration paid for the common stock (the “spread”). However, if the common stock is subject to a “substantial risk of forfeiture” (such as a requirement that the recipient continue in the employ of the Company) and the recipient does not make an election under section 83(b) of the Internal Revenue Code, the recipient will have taxable income upon the lapse of the risk of forfeiture, rather than at receipt, in an amount equal to the spread on the date of lapse. If the recipient is an employee of the Company, the taxable income constitutes supplemental wages subject to income and employment tax withholding, and the Company receives a corresponding income tax deduction, unless limited by Section 162(m) of the Internal Revenue Code. If the recipient makes an election under section 83(b) of the Internal Revenue Code, the stock received by the recipient is valued as of the date of receipt (without taking the restrictions into account) and the recipient has taxable income equal to any excess of that value over the amount he or she paid for the stock. The Company would again have a deduction equal to the income to the recipient, unless limited by Section 162(m) of the Internal Revenue Code. If the recipient makes an election under section 83(b) of the Internal Revenue Code, the consequences upon sale or disposition (other than through forfeiture) of the shares awarded or sold generally are the same as for common stock acquired under a nonstatutory option as described above.

Restricted Stock Units. Upon receipt of a restricted stock unit, a recipient will not recognize any taxable income. However, upon vesting of a restricted stock unit and the delivery to the recipient of the restricted stock units, the recipient generally has taxable income in the amount of the excess of the then fair market value of the common stock issued over any consideration paid for the common stock (the “spread”).

If the recipient is subject to U.S. tax law and if allowed by the Administrator, an eligible recipient may be allowed to elect to defer the distribution of some or all of the restricted stock units, thereby deferring the recipient’s recognition of taxable income until the restricted stock units are delivered to the recipient.

If the recipient is an employee of the Company, the taxable income constitutes supplemental wages subject to income and employment tax withholding, and the Company receives a corresponding income tax deduction, unless limited by Section 162(m) of the Internal Revenue Code. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Awardee to satisfy such tax withholding obligation, in whole or in part (without limitation) by (a) paying cash, (b) electing to have the Company withhold otherwise deliverable shares of common stock having a fair market value equal to the minimum amount required to be withheld, (c) delivering to the Company already vested and owned shares of common stock having a fair market value equal to the amount required to be withheld, or (d) selling a sufficient number of such shares of common stock otherwise deliverable to recipient through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any tax withholding obligations by reducing the number of shares otherwise deliverable to recipient.

The American Jobs Creation Act of 2004 added Section 409A to the Internal Revenue Code, generally effective January 1, 2005. Section 409A covers most programs that defer the receipt of compensation to a succeeding year. There are significant penalties placed on the individual awardee for failure to comply with Section 409A. However, it does not impact the Company’s ability to deduct deferred compensation.

Section 409A does not apply to incentive stock options, nonstatutory stock options that have an exercise price that is at least equal to the grant date fair market value and restricted stock provided there is no deferral of income beyond the vesting date.

Limitation on Deduction of Certain Compensation.   Historically, Section 162(m) of the Internal Revenue Code, as amended, has generally disallowed a tax deduction for annual compensation in excess of $1 million paid to named executive officers. Certain compensation that qualifies under applicable tax regulations as "performance-based" compensation has been exempted from this deduction rule. However, the December 2017 federal tax reform legislation removed the "performance-based compensation" exception from Section 162(m). Accordingly, compensation awards made after November 2, 2017, generally are not eligible for the "performance-based compensation" exception and will not be deductible to the extent that they cause the compensation of the affected executive officer to exceed $1 million in any year. Awards that were made and subject to binding written contracts in effect on November 2, 2017, are "grandfathered" under prior law and can still qualify as deductible "performance-based compensation," even if paid in future years.

Accounting Treatment

The Company recognizes compensation expense based on the grant-date fair value of awards granted under the Plan. The Company uses the Black-Scholes option valuation model to determine the fair value of the award, which is affected by the Company’s stock price and the number of shares granted, as well as assumptions which include the Company’s expected term of the award, the expected stock price volatility, risk-free interest rate and expected dividends over the expected term of the award. The expense associated with each award will generally be recognized over the award’s vesting period.

New Plan Benefits

As of the Record Date, 3,100,000 stock options have been granted under the plan that are contingent upon the share increase for which shareholder approval is sought under this Proposal No. 3. Accordingly, future benefits or amounts received are not determinable.

The following table presents information with respect to stock awards and options granted pursuant to the Plan to the named executive officers and named groups during the year ended December 31, 2018.

Name	Grant Date	Number of Shares Granted(1)(2)
Steven Quay, President and Chief Executive Officer	6/27/2018	2,300,000
Kyle Guse, Chief Financial Officer, General Counsel and Secretary	6/27/2018	700,000

(1)	All options were granted with exercise prices equal to the last reported sale price of the shares of common stock on the NASDAQ Capital Market on the date of grant.

  (2)     On January 13, 2019, the Company, its Chief Executive Officer and Chief Financial Officer agreed to cancel and terminate the option grants listed above such that they are no longer outstanding and of no further force and effect. Also on January 13, 2019, the Company granted options to purchase a total of 3,100,000 shares of common stock to the Chief Executive Officer and Chief Financial Officer with an exercise price equal to the last reported sale price of the shares of common stock on the NASDAQ Capital Market on the date of grant. These grants are contingent upon stockholder approval within one year of the grant date and this Proposal No. 3, if approved by the stockholders, would satisfy this contingency.

A copy of the Plan, as proposed to be amended by this Proposal No. 3, is attached to this Proxy Statement as Appendix A and is incorporated in its entirety into this Proposal No. 3.

Vote Required

Approval of the amendment to the 2010 Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal. Abstentions will have the same effect as voting against the proposal. Because broker non-votes are not counted as votes for or against this proposal, they will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3

PROPOSAL NO. 4
ADVISORY VOTE ON EXECUTIVE COMPENSATION

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that stockholders have the opportunity to cast an advisory (non-binding) vote on executive compensation (a so-called “say-on-pay” vote), as well as an advisory vote with respect to whether future say-on-pay votes will be held every one, two or three years, which is the subject of Proposal No. 5.

The advisory vote on executive compensation is a non-binding vote on the compensation of the Company’s “named executive officers,” as described in the tabular disclosure regarding such compensation under the caption “Executive Compensation” and the accompanying narrative disclosure set forth in this proxy statement. The advisory vote on executive compensation is not a vote on the Company’s general compensation policies, compensation of the Company’s Board of Directors, or the Company’s compensation policies as they relate to risk management. The Dodd-Frank Act requires the Company to hold the advisory vote on executive compensation at least once every three years.

Our philosophy in setting compensation policies for executive officers has two fundamental objectives: (1) to attract and retain a highly skilled team of executives and (2) to align our executives’ interests with those of our stockholders by rewarding short-term and long-term performance and tying compensation to increases in stockholder value. The Compensation Committee believes that executive compensation should be directly linked both to continuous improvements in corporate performance (so-called “pay for performance”) and accomplishments that are expected to increase stockholder value.

The vote under this Proposal No. 4 is advisory, and therefore not binding on the Company, the Board or our Compensation Committee. However, our Board, including our Compensation Committee, values the opinions of our stockholders and, to the extent there is any significant vote against the executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and evaluate what actions may be appropriate to address those concerns.

Stockholders will be asked at the annual meeting to approve the following resolution pursuant to this Proposal No. 4:

RESOLVED, that the stockholders of Atossa Genetics Inc. approve, on an advisory basis, the compensation of the Company’s “named executive officers” (as defined in the Proxy Statement), as such compensation is described in the tabular disclosure regarding such compensation under the caption “Executive Compensation” and the accompanying narrative disclosure, set forth in the Company’s definitive proxy statement for the 2019 Annual Meeting of Stockholders.

Recommendation

The Board of Directors recommends a vote “FOR” approval of the foregoing resolution. Proxies will be so voted unless stockholders specify otherwise in their proxies.

Vote Required

Approval of this resolution requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter. Abstentions will have the same effect as voting against the resolution. Because broker non-votes are not counted as votes for or against this resolution, they will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4.

PROPOSAL NO. 5

ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTE

We are also required by the Dodd-Frank Act to provide stockholders with a separate advisory (non-binding) vote for the purpose of asking stockholders to express their preference for the frequency of future say-on-pay votes. Stockholders may indicate whether they would prefer an advisory vote on executive compensation once every one, two or three years. We are required to solicit stockholder votes on the frequency of future say-on-pay proposals at least once every six years, although we may seek stockholder input more frequently.

The Board believes that holding the advisory vote to approve named executive officer compensation annually will allow for timely and valuable feedback from shareholders on executive compensation matters. Gaining an understanding of the reasons behind an advisory vote for or against named executive officer compensation in a given year will require engagement with shareholders, and refining compensation programs warrants thoughtful deliberation and analysis. Accordingly, in order to ensure timely and frequent shareholder feedback, the Board recommends that you vote for the option of EVERY YEAR as the preferred frequency for the future advisory votes to approve the compensation of named executive officers.

As an advisory vote, the results of this vote will not be binding on the Board or the Company. However, the Board values the opinions of our shareholders, and will consider the outcome of this vote when determining the frequency of the future advisory votes to approve named executive officer compensation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE OPTION OF "EVERY YEAR" AS THE PREFERRED FREQUENCY FOR FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS.

CORPORATE GOVERNANCE

Director Independence

We believe that the Company benefits from having a strong and independent Board. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with the Company that would affect his or her exercise of independent judgment. On an annual basis, the Board reviews the independence of all directors under guidelines established by NASDAQ and in light of each director’s affiliations with the Company and members of management, as well as significant holdings of Company securities. This review considers all known relevant facts and circumstances in making an independence determination. Based on this review, the Board has made an affirmative determination that all directors, other than Drs. Quay and Chen, are independent. It was determined that Dr. Quay lacks independence because of his status as the Company’s President and Chief Executive Officer and that Dr. Chen lacks independence because of her marriage to Dr. Quay. The independent board members meet regularly without the non-independent members and without management.

Corporate Code of Business Conduct and Ethics

We believe that our Board and committees, led by a group of strong and independent directors, provide the necessary leadership, wisdom and experience that the Company needs in making sound business decisions. We have adopted a Code of Business Conduct and Ethics that applies to all of our officers, directors and employees, including our President and Chief Executive Officer, our Chief Financial Officer and other employees who perform financial or accounting functions. Our Corporate Code of Business Conduct and Ethics helps clarify the operating standards and ethics that we expect of all of our officers, directors and employees in making and implementing those decisions. Waivers of our Corporate Code of Business Conduct and Ethics may only be granted by the Board or the Audit Committee and will be publicly announced promptly on our website. In furthering our commitment to these principles, we invite you to review our Corporate Code of Business Conduct and Ethics located on our website at www.atossagenetics.com.

Stockholder Communications

Generally, stockholders who have questions or concerns regarding the Company should contact our Investor Relations representative at 866-893-4927. However, any stockholders who wish to address questions regarding the business or affairs of the Company directly with the Board, or any individual director, should direct his or her questions in writing to the Chairman of the Board, Atossa Genetics Inc., 107 Spring Street, Seattle, WA 98104. Upon receipt of any such communications, the correspondence will be directed to the appropriate person, including individual directors.

BOARD OF DIRECTORS AND COMMITTEES

During fiscal 2018, our Board met seven times. All directors, with the exception of Dr. Chen, attended at least 75% of the aggregate of the meetings of the Board and meetings of the committees of which he or she was a member in our last fiscal year. During fiscal 2018, our Board had an Audit Committee, a Compensation Committee, a Pricing Committee and a Nominating and Governance Committee. All members of the Audit, Compensation and Nominating and Governance Committees are non-employee directors who are deemed independent.

Although the Company has no formal policies regarding director attendance at annual meetings, it does expect that all members of the Board will attend the 2019 annual meeting. All members of the Board with the exception of Dr. Chen were present in person or on the telephone at the 2018 annual meeting.

Board Leadership Structure and Risk Oversight

The Board currently combines the role of Chairman of the Board with the role of Chief Executive Officer. The Board believes this leadership model, together with four of the other five Board members being independent, all key committees of the Board being comprised solely of, and chaired by, independent directors, and the Company’s established governance guidelines, provides an effective leadership structure for the Company. Combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making, and aligns corporate strategy with the Company’s day-to-day operations. In addition, to ensure effective independent oversight of the Company, the Board holds meetings of the independent directors of the Board at every meeting.

Dr. Quay has served as Chairman and Chief Executive Officer since the Company was incorporated in April 2009. The independent directors believe that because Dr. Quay manages the Company on a day-to-day basis as Chief Executive Officer and President, his direct involvement in the Company’s operations makes him uniquely qualified to lead the Board in effective decision-making and to efficiently align the Company’s day-to-day operations with the Board’s objectives.

The Board has overall responsibility for the oversight of the Company’s risk management process, which is designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value. Risk management includes not only understanding company-specific risks and the steps management implements to manage those risks, but also what level of risk is acceptable and appropriate for the Company. Management is responsible for establishing our business strategy, identifying and assessing the related risks and implementing appropriate risk management practices. The Board periodically reviews our business strategy and management’s assessment of the related risk, and discusses with management the appropriate level of risk for the Company. The Board also delegates oversight to Board committees to oversee selected elements of risk as set forth below.

Board Committees

Audit Committee. As of the Record Date, the Audit Committee was comprised of Messrs. Steinhart (Chairman), Weaver and Remmel. The Audit Committee selects the Company’s independent registered public accounting firm, approves its compensation, oversees and evaluates the performance of the independent registered public accounting firm, oversees the accounting and financial reporting policies and internal control systems of the Company, reviews the Company’s interim and annual financial statements, independent registered public accounting firm reports and management letters, and performs other duties, as specified in the Audit Committee Charter, a copy of which is available on the Company’s website at www.atossagenetics.com. Additionally, the Audit Committee is involved in the oversight of the Company’s risk management through its review of policies relating to risk assessment and management. The Audit Committee met six times in fiscal 2018. All members of the Audit Committee satisfy the current independence standards promulgated by NASDAQ and the SEC and the Board has determined that Richard Steinhart and Gregory Weaver each qualify as an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K.

Compensation Committee. As of the Record Date, the Compensation Committee was comprised of Messrs. Weaver (Chairman) and Steinhart, and Dr. Galli. The Compensation Committee reviews and recommends the compensation arrangements for management, or approves such arrangements if so directed by the Board, establishes and reviews general compensation policies, administers the Company’s equity compensation plans and reviews and recommends to the Board the compensation paid to non-employee directors for their service on the Board. Our Chief Executive Officer makes recommendations to the Compensation Committee regarding the corporate and individual performance goals and objectives relevant to executive compensation and executives’ performance in light of such goals and objectives, and recommends other executives’ compensation levels to the Compensation Committee based on such evaluations. The Compensation Committee may delegate authority to grant awards under our 2010 Stock Option and Incentive Plan to the Chief Executive Officer but it has not historically done so. The Compensation Committee considers these recommendations and then makes an independent decision regarding officer compensation levels and awards. The Chief Executive Officer is not present when his compensation is evaluated. The Compensation Committee met two times in fiscal 2018. A copy of the Compensation Committee Charter is available on the Company’s website at www.atossagenetics.com. All members of the Compensation Committee satisfy the current NASDAQ independence standards.

Nominating and Governance Committee. As of the Record Date, the Nominating and Governance Committee was comprised of Dr. Galli (Chairman) and Mr. Remmel. The Nominating and Governance Committee identifies and nominates candidates for election to the Board, establishes policies under which stockholders may recommend a candidate for consideration for nomination as a director, annually reviews and evaluates the performance, operations, size and composition of the Board and periodically assesses and reviews the Company’s Corporate Governance Guidelines and recommends any appropriate changes thereto. The Nominating and Governance Committee met two times in fiscal 2018. A copy of the Corporate Governance Committee Charter is available on our website at www.atossagenetics.com. All members of the Corporate Governance Committee satisfy the current NASDAQ independence standards.

EXECUTIVE OFFICERS AND KEY EMPLOYEES

Our current executive officers and their respective ages and positions as of the Record Date are set forth in the following table. Biographical information regarding each executive officer and key employee is set forth following the table. Biographical information for Dr. Quay is set forth above under Proposal No. 1 (Election of Directors).

Name	Age	Position
Executive Officers:
Steven C. Quay, M.D., Ph.D.	68	Chairman of the Board, President and Chief Executive Officer
Kyle Guse, Esq., CPA (inactive)	55	Chief Financial Officer, General Counsel and Secretary

Kyle Guse, Esq., CPA (inactive). Mr. Guse has served as Chief Financial Officer, General Counsel and Secretary since January 2013. His experience includes more than 25 years of counseling life sciences and other rapid growth companies through all aspects of finance, corporate governance, securities laws and commercialization. Mr. Guse has practiced law at several of the largest international law firms, including from January 2012 through January 2013 as a partner at Baker Botts LLP and, prior to that, from October 2007 to January 2012, as a partner at McDermott Will & Emery LLP. Before working at McDermott Will & Emery, Mr. Guse previously served as a partner at Heller Ehrman LLP. Mr. Guse began his career as an accountant at Deloitte & Touche and he is an inactive Certified Public Accountant and member of the Bar in the State of California. Mr. Guse earned a B.S. in business administration and an M.B.A. from California State University, Sacramento, and a J.D. from Santa Clara University School of Law.

BENEFICIAL OWNERS AND MANAGEMENT

Based on information available to us and filings with the SEC, the following table sets forth certain information regarding the beneficial ownership (as defined by Rule 13d-3 under the Securities Exchange Act) of our outstanding common stock for (i) each of our directors, (ii) each of our “named executive officers,” as defined in Executive Compensation below, (iii) all of our directors and executive officers as a group, and (iv) persons known to us to beneficially hold more than 5% of our outstanding common stock. The following information is presented as of March 25, 2019 or such other date as may be reflected below.

Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC and include voting or investment power with respect to shares of stock. This information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, shares of common stock issuable under stock options or warrants that are exercisable within 60 days of March 25, 2019 are deemed outstanding for the purpose of computing the percentage ownership of the person holding the options or warrant(s), but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The address of each person listed on the table is c/o Atossa Genetics Inc., 107 Spring Street, Seattle, Washington 98104.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Class(1)
Steven C. Quay, M.D., Ph.D.(2)	82,677	*	%
Shu-Chih Chen, Ph.D.(3)	69,153	*
Kyle Guse, Esq., CPA(8)	56,188	*
Stephen J. Galli, M.D.(5)	41,204	*
Gregory L. Weaver(4)	39,632	*
Richard I Steinhart(6)	38,672	*
H. Lawrence Remmel, Esq.(7)	261	*
All current executive officers and directors as a group (7 persons)	327,787	3.3%

*	Less than one percent.
(1)	Based on 9,318,763 shares of common stock and preferred stock on an as-converted to common stock basis issued and outstanding as of March 25, 2019.
(2)

Consists of (i) 2,659 shares of common stock directly owned by Dr. Quay, (ii) 24,157 shares of common stock owned by Ensisheim Partners LLC, (iii) 51,316 shares of common stock issuable upon the exercise of stock options held by Dr. Quay and exercisable within 60 days after March 25, 2019, (iv) 8 shares of Preferred B Stock convertible into 2,273 shares of common stock, and (v) 2,272 warrants convertible into 2,272 shares of common stock. Drs. Quay and Chen share voting and investment power over the securities held by Ensisheim. Ensisheim is solely owned and controlled by Drs. Quay and Chen, and, as a result, Drs. Quay and Chen are deemed to be beneficial owners of the shares held by this entity.

(3)

Consists of (i) 24,157 shares of common stock owned by Ensisheim, and (ii) 40,451 shares of common stock issuable upon the exercise of stock options held by Dr. Chen and exercisable within 60 days after March 25, 2019, (iii) 8 shares of Preferred B Stock, convertible into 2,273 shares of common stock and (iv) 2,272 warrants convertible into 2,272 shares of common stock. Drs. Quay and Chen share voting and investment power over the securities held by Ensisheim. Ensisheim is solely owned and controlled by Drs. Quay and Chen, and, as a result, Drs. Quay and Chen are deemed to be beneficial owners of the shares held by this entity.

(4)

Consists of 39,576 shares of common stock issuable upon the exercise of stock options held by Mr. Weaver and exercisable within 60 days of March 25, 2019 and 56 shares of common stock held by Mr. Weaver.

(5)

Consists of (i) 98 shares of common stock held by Dr. Galli, and (ii) 41,106 shares of common stock issuable upon the exercise of stock options held by Dr. Galli and exercisable within 60 days of March 25, 2019.

(6)	Consists of 38,672 shares of common stock issuable upon the exercise of stock options held by Mr. Steinhart and exercisable within 60 days of March 25, 2019.
(7)

Consists of 250 shares of common stock held by Mr. Remmel and 11 shares of common stock held by Mr. Remmel’s spouse. Mr. Remmel disclaims beneficial ownership of the 11 shares of common stock held by his spouse.

(8)

Consists of (i) 50,809 shares of common stock issuable upon the exercise of stock options held by Mr. Guse and exercisable within 60 days of March 25, 2019, (ii) 834 shares of common stock held by Mr. Guse, (iii) 8 shares of Preferred B Stock convertible into 2,273 shares of common stock and (iv) 2,272 warrants convertible into 2,272 shares of common stock.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Transactions with Related Parties

Other than compensation arrangements described below under the captions “Director Compensation” and “Executive Compensation,” we are not a party to any transactions between us and certain “related parties,” which are generally considered to be our directors and executive officers, nominees for director, holders of 5% or more of our outstanding common stock and members of their immediate families.

Related-Party Transaction Review and Approval

Related party transactions that the Company is required to disclose publicly under the federal securities laws will require prior approval of the Company’s independent directors without the participation of any director who may have a direct or indirect interest in the transaction in question. Related parties include directors, nominees for director, principal stockholders, executive officers and members of their immediate families. For these purposes, a “transaction” will include all financial transactions, arrangements or relationships, ranging from extending credit to the provision of goods and services for value and will include any transaction with a company in which a director, executive officer immediate family member of a director or executive officer, or principal stockholder (that is, any person who beneficially owns five percent or more of any class of the Company’s voting securities) has an interest by virtue of a 10% or greater equity interest. The Company’s policies and procedures regarding related party transactions are not expected to be a part of a formal written policy, but rather, will represent a course of practice determined to be appropriate by the Board of Directors of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Executive officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish us with copies of all reports filed under Section 16(a). To the Company’s knowledge, based solely on the review of copies of the reports filed with the SEC, all reports required to be filed by our executive officers, directors and greater-than-10% stockholders were timely filed in fiscal 2018.

DIRECTOR COMPENSATION

Non-employee director compensation is generally reviewed and set annually at the Board meeting held in connection with the Annual Stockholder Meeting. The non-employee directors of the Company received the following for service on the Board from May 2018 through May 2019:

●	upon joining the Board, an initial fee of $50,000 in cash;

●	an annual cash payment of $50,000 for each board member; and

●	an annual grant of options exercisable for 45,000 shares;

In addition to the above, annual compensation for service on the Audit Committee is $20,000 for the Chair and $15,000 for each committee member, paid in cash quarterly. Annual compensation for service on the Compensation Committee and Nominating/Governance Committee is $15,000 for the Chair and $10,000 for each committee member, paid in cash quarterly. The independent board members are also reimbursed on a case by case basis up to a pre-set amount for actual out of pocket expenses for graduate level course work in fields related to the business of the Company.

The employee directors receive no compensation for their board service. Pursuant to the policies of Pryor Cashman, the law firm of which Mr. Remmel is a partner, the compensation Mr. Remmel receives for his services as a director (other than expense reimbursement) is paid to the firm directly, the cash portion of which was waived in 2018. All directors receive reimbursement for reasonable travel expenses. The following table sets forth information regarding compensation earned by our non-employee directors during the fiscal year ended December 31, 2018:

Name	Fees Earned or Paid in Cash		Option Awards Dollar Amount (1)	Options Awards Number of Shares	Total
Shu-Chih Chen, Ph.D.		$50,000	$92,644	45,000	$142,644
Stephen Galli, M.D.		$75,000	$92,644	45,000	$167,644
H. Lawrence Remmel, Esq. (2)	$		$92,644	45,000	$92,644
Richard Steinhart		$80,000	$92,644	45,000	$172,644
Gregory L. Weaver		$80,000	$92,644	45,000	$172,644

(1)

The value of the awards has been computed in accordance with FASB ASC 718. Assumptions used in the calculations for these amounts are included in notes to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

Option awards consist of 2018 annual option grants, to purchase shares of common stock with an exercise price of $2.38, which was the fair value of our common shares at the time of grant. Options vest quarterly over a year.

(2)

The compensation Mr. Remmel receives for his services as a director in the form of an option grant is assigned to the Pryor Cashman law firm of which Mr. Remmel is a partner. All cash fees payable to Mr. Remmel have been waived by Mr. Remmel and credited back to the Company.

EXECUTIVE COMPENSATION

Remuneration of Officers

Our Compensation Committee is responsible for reviewing and evaluating key executive employee base salaries, setting goals and objectives for executive bonuses and administering benefit plans. The Compensation Committee provides advice and recommendations to our Board of Directors on such matters.

Summary Compensation Table

The following table sets forth the compensation earned by our President and Chief Executive Officer, and Chief Financial Officer (together, the “Named Executive Officers”), for fiscal years 2018 and 2017:

Name and Position		Year	Salary	Option Awards (1)	Nonequity Incentive Plan Compensation		All Other Compensation (3)	Total
Steven C. Quay, MD., Ph.D.
	President and Chief
	Executive Officer	2018	$582,000	$1,081,019	$200,000	(2)	$18,325	$1,881,344
		2017	$520,000	$227,736	$260,000		$12,000	$1,019,736

Kyle Guse
	Chief Financial Officer,
	General Counsel and
	Secretary	2018	$408,000	$329,006	$150,000	(2)	$18,325	$905,331
		2017	$364,000	$195,919	$163,800		$12,000	$735,719

(1)

The value of the option awards has been computed in accordance with FASB ASC 718. Assumptions used in the calculations for these amounts are included in notes to our financial statements included in our annual report on Form 10-K. Additional information about the terms of each option award is below.

(2)	Amounts represent a one-time bonus in connection with successful completion of the Company’s rights offering in May 2018.
(3)	Amounts represent 401(k) match paid by the Company on behalf of the Named Executive Officer and reimbursements under our wellness program.

Outstanding Equity Awards at Fiscal Year-End

The following table shows information regarding our outstanding equity awards at December 31, 2018 for the Named Executive Officers, all of which are subject to the terms and conditions of the 2010 Plan which is described below:

Name		Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised options (#) Unexercisable	Option Exercise Price	Option Expiration date
Steven Quay		3/11/2013	246	(1)	0	$1,182.60	3/11/2023
	President and Chief Executive	5/6/2014	1,389	(2)	0	$219.60	5/6/2024
	Officer	3/16/2015	1,433	(2)	95	$338.40	3/16/2025
		5/18/2016	3,163	(3)	0	$47.34	5/18/2026
		5/24/2017	17,997	(2)	29,995	$5.64	5/24/2027
		6/27/2018	1,437,500	(5)	862,500	$2.38	6/27/2028
Kyle Guse
	Chief Financial Officer, General	1/4/2013	2,778	(4)	0	$739.80	1/4/2023
	Counsel and Secretary	6/4/2013	334	(1)	0	$775.80	6/4/2023
		1/8/2014	778	(2)	0	$396.00	1/8/2024
		5/6/2014	1,112	(2)	0	$219.60	5/6/2024
		3/16/2015	990	(2)	66	$338.40	3/16/2025
		5/18/2016	6,056	(3)	0	$47.34	5/18/2026
		5/24/2017	15,480	(2)	25,800	$5.64	5/24/2027
		6/27/2018	437,500	(5)	262,500	$2.38	6/27/2028

(1)	Option was granted in lieu of a cash bonus payable to the executive. The option was fully vested on the date of grant. See “Executive Compensation” above.
(2)	Option vests quarterly over four years from the date of grant.
(3)	Option vests quarterly over two years from the date of grant.
(4)	One quarter of the shares of common stock underlying the option vested on the first anniversary of employment and the remaining 75% vest in equal quarterly installments over the next three years.
(5)

50% of the Options vest quarterly over two years from the date of grant, 25% percent of the options were vested upon the date of grant, and the remaining 25% of the options vest based on performance milestones (as of December 31, 2018 all performance milestones had been met). These options were cancelled on January 13, 2019 and are no longer outstanding. On January 13, 2019, Dr. Quay was granted an option to purchase 2,300,000 shares of common stock and Mr. Guse was granted an option to purchase 800,000 shares of common stock at the fair market value on the date of grant, both of which are contingent upon stockholder approval and cannot be exercised if stockholder approval is not obtained.

Employment Agreements

Employment Agreement with Steven Quay, M.D., Ph.D.

The Company has entered into an employment agreement with Dr. Quay to act as the Company’s Chief Executive Officer. The agreement provides for an initial base salary of $250,000, which was subsequently increased to $582,000 for 2018, with an annual target bonus of up to 50% of Dr. Quay’s then-current base salary, payable upon the achievement of performance goals to be established annually by the Compensation Committee.

The goals for fiscal 2018 included raising at least $5 million in capital, continuing the Fulvestrant microcatheter Phase 2 study, establishing a second manufacturing supply for endoxifen to support the Phase 1 and Phase 2 studies, initiate enrollment for reduction of mammographic breast density study, and inititate enrollment in pharmacokinentics study of oral Endoxifen for male subjects. As of the date of this Proxy Statement, the Compensation Committee had not evaluated Dr. Quay's performance against these goals and had not determined his bonus for 2018. Because the amount of the 2018 bonus is not determinable, it has not been included in the above table. The Compensation Committee is expected to convene to evaluate Dr. Quay's 2018 bonus following the 2019 Annual Stockholder meeting.

During the employment term, the Company will make available to Dr. Quay employee benefits provided to other key employees and officers of the Company. To the extent these benefits are based on length of service with the Company, Dr. Quay will receive full credit for prior service with the Company. Participation in health, hospitalization, disability, dental and other insurance plans that the Company may have in effect for other executives, all of which shall be paid for by the Company with contribution by Dr. Quay as set for the other executives, as and if appropriate.

Dr. Quay has also agreed that, for the period commencing on the date of his employment agreement with the Company and during the term of his employment and for a period of 12 months following voluntary termination of his employment with the Company that he will not compete with the Company in the United States. The employment agreement also contains provisions relating to confidential information and assignment of inventions, which require Dr. Quay to refrain from disclosing any proprietary information and to assign to the Company any inventions which directly concern the ForeCYTE Breast Aspirator, or future products, research, or development, or which result from work they perform for the Company or using its facilities.

Employment Agreement with Kyle Guse

The Company has entered into an employment agreement with Mr. Guse to act as the Company’s Chief Financial Officer, General Counsel and Secretary. The agreement provides for an initial base salary of $225,000, which has been increased to $408,000 for 2018 and an annual target bonus of up to 45% of Mr. Guse’s then-current base salary, payable upon the achievement of performance goals to be established annually by the Compensation Committee.

The goals for fiscal 2018 included raising at least $5 million in capital, continuing the Fulvestrant microcatheter Phase 2 study, establishing a second manufacturing supply for Endoxifen to support the Phase 1 and Phase 2 studies, initiate enrollment for reduction of mammographic breast density study, and inititate enrollment in pharmacokinentics study of oral Endoxifen for male subjects. As of the date of this Proxy Statement, the Compensation Committee had not evaluated Mr. Guse's performance against these goals and had not determined his bonus for 2018. Because the amount of the 2018 bonus is not determinable, it has not been included in the above table. The Compensation Committee is expected to convene to evaluate Mr. Guse's 2018 bonus following the 2019 Annual Stockholder meeting.

Under his employment agreement, on January 4, 2014, Mr. Guse received an option to purchase up to 2,778 shares of common stock at an exercise price of $739.80 per share, the fair market value of the common stock on the date of grant, as determined by the Board of Directors. One-quarter of the shares of common stock underlying the option, or 694 shares, vested on January 4, 2014, and the remaining 75%, or 2,083 shares, vest in equal quarterly installments over the next three years, so long as Mr. Guse remains employed with the Company. In lieu of a cash signing and relocation bonus payable to Mr. Guse under the terms of his employment agreement, on June 4, 2013 he received a fully-vested option to purchase 333 shares of common stock exercisable at $775.80 per share, the fair value of the Company’s common stock on the date of grant.

During the employment term, the Company will make available to Mr. Guse employee benefits provided to other key employees and officers of the Company. To the extent these benefits are based on length of service with the Company, Mr. Guse will receive full credit for prior service with the Company. Participation in health, hospitalization, disability, dental and other insurance plans that the Company may have in effect for other executives, all of which shall be paid for by the Company with contribution by Mr. Guse as set for the other executives, as and if appropriate.

Mr. Guse has also agreed that, for the period commencing on the date of his employment agreement with the Company and during the term of his employment and for a period of six months following voluntary termination of his employment with the Company that he will not compete with the Company in the United States.

Severance Benefits and Change in Control Arrangements

The Company has agreed to provide the severance benefits and change in control arrangements described below to its named executive officers.

Dr. Steven Quay

Pursuant to his employment agreement, if (i) the Company terminates the employment of Dr. Quay without cause, or (ii) Dr. Quay terminates his employment for good reason, then Dr. Quay will be entitled to receive all accrued but unpaid compensation, plus a severance payment equal to 12 months of base salary. In addition, upon such event, the vesting of all shares of common stock underlying options then held by Dr. Quay will accelerate, and the options will remain exercisable for the remainder of their terms. The cash severance payment is required to be paid in substantially equal installments over a period of six months beginning on the Company’s first payroll date that occurs following the 30th day after the effective date of termination of Dr. Quay’s employment, subject to certain conditions. The Company will not be required, however, to pay any severance pay for any period following the termination date if Dr. Quay materially violates certain provisions of his employment agreement and the violation is not cured within 30 days following receipt of written notice from the Company containing a description of the violation and a demand for immediate cure.

In addition, under the terms of his employment agreement, in the event of a “change in control” of the Company (as defined in the employment agreement) during Dr. Quay’s employment term, Dr. Quay will be entitled to receive a one-time payment equal to 2.9 times his base salary, and the vesting of all outstanding equity awards then held by Dr. Quay will accelerate such that they are fully vested as of the date of the change in control.

Kyle Guse

Pursuant to his employment agreement, if (i) the Company terminates the employment of Mr. Guse without cause, or (ii) Mr. Guse terminates his employment for good reason, then Mr. Guse will be entitled to receive all accrued but unpaid compensation including pro-rated bonus, plus a severance payment equal to 12 months of base salary. In addition, upon such event, the vesting of 50% of shares of common stock underlying unvested options then held by Mr. Guse will accelerate, and the options will remain exercisable for the remainder of their terms. The cash severance payment is required to be paid in substantially equal installments over a period of six months beginning on the Company’s first payroll date that occurs following the 30Th day after the effective date of termination of Mr. Guse’s employment, subject to certain conditions. The Company will not be required, however, to pay any severance pay for any period following the termination date if Mr. Guse materially violates certain provisions of his employment agreement and the violation is not cured within 30 days following receipt of written notice from the Company containing a description of the violation and a demand for immediate cure.

In addition, under the terms of his employment agreement, in the event of a “change in control” of the Company (as defined in the employment agreement) during Mr. Guse’s employment term, Mr. Guse will be entitled to receive a one-time payment equal to two times his base salary, and the vesting of all outstanding equity awards then held by Mr. Guse will accelerate such that they are fully vested as of the date of the change in control.

2010 Stock Option and Incentive Plan

The Company’s 2010 Stock Option and Incentive Plan, or the 2010 Plan, provides for the grant of equity-based awards to employees, officers, non-employee directors and other key persons providing services to the Company. The 2010 Plan is summarized under Proposal No. 3.

Other Benefits

The Company offers health, dental, disability and life insurance to its full-time employees. A 401(k) Plan with matching up to 4% of salary is also offered to its full and part-time employees.

Equity Compensation Plan Information

The following table sets forth certain information, as of December 31, 2018, regarding the Company’s 2010 Stock Option and Incentive Plan, as well as other stock options and warrants previously issued by the Company as compensation for services.

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column) (1)
Equity compensation plans approved by security holders	780,021		$12.14	2,568
Equity compensation plans not approved by security holders	3,362	(2)	$542.14
Total	783,383		$14.42	2,568

(1)	Excludes 233,862 shares that were added on January 1, 2019 pursuant to the “evergreen” feature under the 2010 Stock Option and Incentive Plan.
(2)

Represents options granted to new employees as inducements for employment which were not required to be approved by security holders. The options are subject to the 2010 Stock Option and Incentive Plan, but were granted outside of such plan. Excludes warrants granted and outstanding in connection with financing agreements.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee evaluates auditor performance, manages relations with the Company’s independent registered public accounting firm, and evaluates policies and procedures relating to internal control systems. The Audit Committee operates under a written Audit Committee Charter that has been adopted by the Board, a copy of which is available on the Company’s website at www.atossagenetics.com. All members of the Audit Committee currently meet the independence and qualification standards for Audit Committee membership set forth in the listing standards provided by NASDAQ and the SEC.

No member of the Audit Committee is a professional accountant or auditor. The members’ functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Company’s management has the primary responsibility for the financial statements and reporting process, including the Company’s system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2018. This review included a discussion of the quality and the acceptability of the Company’s financial reporting, including the nature and extent of disclosures in the financial statements and the accompanying notes. The Audit Committee also reviewed the progress and results of the testing of the design and effectiveness of its internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee also reviewed with the Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality and the acceptability of the Company’s financial reporting and discussed with the independent auditors matters required to be discussed under Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16. Communication with Audit Committees. The Audit Committee has received from the independent auditors the written disclosures regarding the auditor’s independence required by the PCAOB Rule 3526, Communications with Audit Committees Concerning Independence. The Audit Committee discussed with the independent registered public accounting firm their independence from management and the Company, including the matters required by the applicable rules of the Public Company Accounting Oversight Board.

In addition to the matters specified above, the Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope, plans and estimated costs of their audit. The Committee met with the independent registered public accounting firm periodically, with and without management present, to discuss the results of the independent registered public accounting firm’s examinations, the overall quality of the Company’s financial reporting and the independent registered public accounting firm’s reviews of the quarterly financial statements, and drafts of the quarterly and annual reports.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

Submitted by the Audit Committee of the Board of Directors

Richard I. Steinhart, Chairman
Gregory L. Weaver
H. Lawrence Remmel, Esq.

OTHER BUSINESS

We know of no other matters to be submitted to a vote of stockholders at the annual meeting. If any other matter is properly brought before the annual meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares they represent in accordance with their judgment. In order for any stockholder to nominate a candidate or to submit a proposal for other business to be acted upon at a given annual meeting, he or she must provide timely written notice to our corporate Secretary in the form prescribed by our Bylaws, as described below.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be included in the 2020 annual meeting proxy materials must be received by the Secretary of the Company no later than February 15, 2020, or otherwise as permitted by applicable law (the “Proxy Deadline”). The form and substance of these proposals must satisfy the requirements established by the Company’s Bylaws and the SEC, and the timing for the submission of any such proposals may be subject to change as a result of changes in SEC rules and regulations.

Additionally, stockholders who intend to present a stockholder proposal at the 2020 annual meeting must provide the Secretary of the Company with written notice of the proposal between 90 and 120 days prior to the one-year anniversary date of the 2019 annual meeting; provided, however, that if the 2020 annual meeting date is advanced by more than 30 days before or delayed by more than 60 days after the one-year anniversary date of the 2019 annual meeting, then stockholders must provide notice within time periods specified in our Bylaws. Notice must be tendered in the proper form prescribed by our Bylaws. Proposals not meeting the requirements set forth in our Bylaws will not be entertained at the meeting.

Additionally, any stockholder seeking to recommend a director candidate or any director candidate who wishes to be considered by the Nominating and Governance Committee, the committee that recommends a slate of nominees to the Board for election at each annual meeting, must provide the Secretary of the Company with all information relating to such nominee that is required to be disclosed in proxy statements pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected). The Nominating and Governance Committee will consider all director candidates who comply with these requirements and will evaluate these candidates using the criteria described above under the caption, “Nomination of Directors.” Director candidates who are then approved by the Board will be included in the Company’s Proxy Statement for that annual meeting.

DELIVERY OF PROXY MATERIALS

Our annual report to stockholders for the fiscal year ended December 31, 2018, including audited financial statements, accompanies this Proxy Statement. Copies of our Annual Report on Form 10-K for fiscal 2018 are available from the Company without charge upon written request of a stockholder. Copies of these materials are also available online through the SEC at www.sec.gov. The Company may satisfy SEC rules regarding delivery of proxy statements and annual reports by delivering a single proxy statement and annual report to an address shared by two or more Company stockholders. This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only one proxy statement and annual report to multiple stockholders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of these materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy statement and/or annual report, as requested, to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact the Company’s Secretary at 107 Spring Street, Seattle, Washington 98104 or by telephone at (866) 893-4927. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact your brokerage firm or bank.

AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Exchange Act, and, in accordance therewith, files reports and other information with the SEC. Any interested party may inspect information filed by the Company, without charge, at the public reference facilities of the SEC at its principal office at 100 F. Street, N.E., Washington, D.C. 20549. Any interested party may obtain copies of all or any portion of the information filed by the Company at prescribed rates from the Public Reference Section of the SEC at its principal office at 100 F. Street, N.E., Washington, D.C. 20549. In addition, the SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding the Company and other registrants that file electronically with the SEC at http://www.sec.gov.

The Company’s common stock is listed on The NASDAQ Capital Market and trades under the symbol “ATOS”.

EACH STOCKHOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE
ENCLOSED PROXY.

ATOSSA GENETICS INC.
107 Spring Street
Seattle, Washington 98104

APPENDIX A

ATOSSA GENETICS INC.

2010 STOCK OPTION AND INCENTIVE PLAN

(as amended by the Board of Directors on January 13, 2019 (the “2019 Amendment”) subject to and conditioned upon stockholder approval)

SECTION 1.	GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Atossa Genetics Inc. 2010 Stock Option and Incentive Plan (the “Plan”).  The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including Consultants and prospective employees) of Atossa Genetics Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company.  It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan.  Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means any natural person that provides bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 21.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to market quotations.  If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations; provided further, however, that if the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s Initial Public Offering.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Initial Public Offering” means the consummation of the first fully underwritten, firm commitment public offering pursuant to an effective registration statement under the Act covering the offer and sale by the Company of its equity securities, or such other event as a result of or following which the Stock shall be publicly held.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance-Based Award” means any Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.

“Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle.  The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following:  earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, stockholder returns, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award.  Each such period shall not be less than 12 months.

“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

“Performance Share Award” means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified Performance Goals.

“Restricted Stock Award” means an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of phantom stock units to a grantee.

“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person or entity, or (iv) any other transaction in which the owners of the Company’s outstanding voting power prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.18 per share (as adjusted through the date of the 2019 Amendment), of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2.	ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)          Administration of Plan.  The Plan shall be administered by the Administrator.

(b)          Powers of Administrator.  The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)           to select the individuals to whom Awards may from time to time be granted;

(ii)          to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii)         to determine the number of shares of Stock to be covered by any Award;

(iv)        to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

(v)         to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)        subject to the provisions of Section 5(b), to extend at any time the period in which Stock Options may be exercised; and

(vii)       at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)          Award Certificate.  Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(d)          Indemnification.  Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(e)          Foreign Award Recipients.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to:  (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.  Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3.	STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)          Stock Issuable.  The maximum number of shares of Stock reserved and available for issuance under the Plan prior to the 2019 Amendment are 782,589, plus 233,862 automatically added to the Plan on January 1, 2019 pursuant to this Section 3(a), plus an increase of 3,600,000 pursuant to this 2019 Amendment (as adjusted to reflect prior reverse stock splits; the “Initial Limit”), subject to adjustment as provided in Section 3(b), plus on each January 1 after the date of the 2019 Amendment, the number of shares of Stock reserved and available for issuance under the Plan shall be cumulatively increased by 4 percent (4%) of the number of shares of Stock issued and outstanding on the immediately preceding December 31 (the “Annual Increase”).  Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued pursuant to the exercise of Incentive Stock Options shall not exceed 20,000,000 shares.  For purposes of the maximum number of shares limit, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan.  In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan.  Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 2,500,000 may be granted to any one individual grantee during any one calendar year period.  The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b)         Changes in Stock.  Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable.  The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event.  The adjustment by the Administrator shall be final, binding and conclusive.  No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(c)          Mergers and Other Transactions.  Except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award Certificate, in the case of and subject to the consummation of a Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder).  In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable (after taking into account any acceleration hereunder) at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee.  The Administrator shall also have the discretion to accelerate the vesting of all other Awards.

(d)         Substitute Awards.  The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation.  The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances.  Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4.	ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including Consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.	STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options.  Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code.  To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.  If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(a)          Exercise Price.  The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(b)          Option Term.  The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(c)          Exercisability; Rights of a Stockholder.  Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date.  The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option.  An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(d)         Method of Exercise.  Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased.  Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award Certificate:

(i)           In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii)          Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and that are not then subject to restrictions under any Company plan.  Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii)         By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

(iv)        With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection.  The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee).  In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(e)          Annual Limit on Incentive Stock Options.  To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.  To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6.	STOCK APPRECIATION RIGHTS

(a)          Exercise Price of Stock Appreciation Rights.  The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(b)          Grant and Exercise of Stock Appreciation Rights.  Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(c)          Terms and Conditions of Stock Appreciation Rights.  Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator.  The term of a Stock Appreciation Right may not exceed ten years.

SECTION 7.	RESTRICTED STOCK AWARDS

(a)          Nature of Restricted Stock Awards.  The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant.  Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.  The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b)         Rights as a Stockholder.  Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the Restricted Stock Award Certificate.  Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c)          Restrictions.  Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate.  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder.  Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d)         Vesting of Restricted Stock.  The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse.  Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.”  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.

SECTION 8.	RESTRICTED STOCK UNITS

(a)          Nature of Restricted Stock Units.   The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant.  Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.  The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.  At the end of the deferral period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock.  To the extent that an award of Restricted Stock Units is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

(b)         Election to Receive Restricted Stock Units in Lieu of Compensation.  The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units.  Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator.  Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein.  The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.  Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

(c)          Rights as a Stockholder.  A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Restricted Stock Units, subject to such terms and conditions as the Administrator may determine.

(d)         Termination.  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.	UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock.  The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan.  Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.	CASH-BASED AWARDS

Grant of Cash-Based Awards.  The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant.  The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine.  Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator.  Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator determines.

SECTION 11.	PERFORMANCE SHARE AWARDS

(a)         Nature of Performance Share Awards.  The Administrator may, in its sole discretion, grant Performance Share Awards independent of, or in connection with, the granting of any other Award under the Plan.  The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the Performance Goals, the periods during which performance is to be measured, and such other limitations and conditions as the Administrator shall determine.

(b)         Rights as a Stockholder.  A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee.  A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Certificate (or in a performance plan adopted by the Administrator).

(c)          Termination.  Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 12.	[RESERVED]

SECTION 13.	DIVIDEND EQUIVALENT RIGHTS

(a)          Dividend Equivalent Rights.  A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award or as a freestanding award.  The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate.  Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents.  Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any.  Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments.  A Dividend Equivalent Right granted as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award may provide that such Dividend Equivalent Right shall be settled upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.  A Dividend Equivalent Right granted as a component of a Restricted Stock Units, Restricted Stock Award or Performance Share Award may also contain terms and conditions different from such other Award.

(b)         Interest Equivalents.  Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment.  Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

(c)          Termination.  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights or interest equivalents granted as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award that has not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 14.	TRANSFERABILITY OF AWARDS

(a)          Transferability.  Except as provided in Section 14(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity.  No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order.  No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b)         Administrator Action.  Notwithstanding Section 14(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options or Restricted Stock Units) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award.  In no event may an Award be transferred by a grantee for value.

(c)          Family Member.  For purposes of Section 14(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d)         Designation of Beneficiary.  Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death.  Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator.  If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 15.	TAX WITHHOLDING

(a)          Payment by Grantee.  Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income.  The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee.  The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b)         Payment in Stock.  Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 16.	SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A.  In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A.  Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 17.	TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)          a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b)         an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 18.	AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent.  The Administrator is specifically authorized to exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect the repricing through cancellation and re-grants.  To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders.  Nothing in this Section 18 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).

SECTION 19.	STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards.  In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 20.	GENERAL PROVISIONS

(a)          No Distribution.  The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b)         Delivery of Stock Certificates.  Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company.  Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded.  All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded.  The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock.  In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements.  The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c)          Stockholder Rights.  Until Stock is deemed delivered in accordance with Section 20(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d)         Other Compensation Arrangements; No Employment Rights.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases.  The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e)          Trading Policy Restrictions.  Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f)           Forfeiture of Awards under Sarbanes-Oxley Act.  If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

SECTION 21.	EFFECTIVE DATE OF PLAN

This 2019 Amendment shall become effective upon stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules or pursuant to written consent.  No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 22.	GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

ATOSSA GENETICS INC.
107 Spring Street
Seattle, Washington 98104

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Steven C. Quay, M.D., Ph.D. and Kyle Guse, Esq., and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Atossa Genetics Inc. to be held at Atossa Genetics Inc., 107 Spring Street, 5th Floor, Room A, Seattle, WA 98104-1005, on Thursday, May 16, 2019, at 1:00 p.m. local time, and at any adjournments thereof, and to vote as designated.

This proxy, when properly executed, will be voted in the manner you direct. If no direction is made, your proxy will be voted FOR all director nominees, FOR proposals 2, 3, 4 and FOR the option of EVERY YEAR for proposal 5, and in the discretion of the proxy holders on all other matters that may come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

YOUR VOTE IS IMPORTANT! PLEASE VOTE.

(Continued and to be signed on the reverse side)

▲PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held May 16, 2019.

The Proxy Statement and our 2018 Annual Report are available at: http://www.viewproxy.com/AtossaGenetics/2019

The Board of Directors recommends a vote FOR all director nominees, FOR Proposals 2, 3, 4, and 1 Year for proposal 5.

Proposal 1 Elect Directors to Class I

Class I Nominees:

01 Steven C. Quay, M.D., Ph.D.
02 Gregory L. Weaver

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (SEE INSTRUCTIONS BELOW)

Instructions: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) for which you wish to withhold authority below.

Proposal 2 Ratify BDO USA LLP as independent registered public accounting firm for the fiscal year ending December 31, 2019.

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

Proposal 4 Advisory (non-binding) vote on executive compensation.

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

☐ 1 YEAR ☐ 2 YEARS ☐ 3 YEARS ☐ ABSTAIN

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

Date ______________________

Signature ______________________

Signature ______________________
(Joint Owners)

This Proxy must be signed exactly as the name appears herein. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

THANK YOU FOR VOTING

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

Please indicate if you plan to attend the Annual Meeting ☐

CONTROL NUMBER

▲PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.▲

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet:

Go to www.AALVote.com/ATOS

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.